Exhibit 10.4

授权委托书

Power of Attorney

本人，[Name]，中国公民，身份证号码为[ID Card No.]，为持有厦门普普文化股份有限公司（“公司”） [Percentage]%的股份（“股份”）的股东（“股东”），特此不可撤销地授权合利恒文化有限公司（“WFOE”）在本授权委托书的有效期内行使如下权利：

The undersigned, [Name], a Chinese citizen with Chinese Identification Card No.: [ID Card No.], which is the registered shareholder (the “Shareholder”) of [Percentage] % shares (the “Shareholding)” in Xiamen Pop Culture Co., Ltd., (the “Company”), hereby irrevocably authorize Heliheng Culture Co., Ltd. (the “WFOE”) to exercise the following rights relating to the Shareholding during the term of this Power of Attorney:

1.	授权WFOE 作为股东唯一的排他的代理人就有关股权的事宜全权代表股东行使包括但不限于如下的权利：（1）参加公司股东会；（2）行使按照法律和公司章程规定的股东所享有的全部股东权利和股东表决权，包括但不限于出售或转让或质押或处置股份的全部或任何一部分；以及 （3）代表股东指定和任命公司的法定代表人、董事长、执行董事和/或董事、监事、总经理以及其他高z级管理人员等。

WFOE is hereby authorized to act on behalf of the Shareholder as its exclusive agent and attorney with respect to all matters concerning the Shareholding, including without limitation to: (1) attend shareholders' meetings of the Company; (2) exercise all the shareholder's rights and shareholder's voting rights the Shareholder is entitled to under the laws of the People’s Republic of China and the Company’s Articles of Association, including but not limited to the sale, transfer, pledge or disposition of the Shareholding in part or in whole; and (3) designate and appoint, on behalf of the Shareholder, the legal representative, the chairman, the executive director(s) and/or director(s), the supervisor(s), the general manger and other senior management members of the Company.

2.	在不限制WFOE根据本授权委托书享有的权力的一般性的前提下，WFOE有权代表股东签署公司、WFOE与股东于2020年3月30日签署的独家购买权协议（包括其修订、补充或转让协议，合称“独家购买权协议”）中约定的股权转让协议，并履行WFOE与股东于2020年3月30日签署的独家购买权协议和质押协议中的条款。

Without limiting the generality of the powers granted to WFOE hereunder, WFOE shall have the power and authority hereunder, on behalf of the Shareholder, to execute the Transfer Contracts stipulated in Exclusive Option Agreement dated March 30, 2020 among the Company, WFOE and the Shareholder (as amended, supplemented and assigned, the “Exclusive Option Agreement”), and effect the terms of the Exclusive Option Agreement and Share Pledge Agreement dated March 30, 2020 between WFOE and the Shareholder.

3.	WFOE 就股东股份的一切行为均视为股东的行为，签署的一切文件均视为股东签署，股东特此予以承认。

All the actions in connection with the Shareholding conducted by WFOE shall be deemed as the actions of the Shareholder, and all the documents related to the Shareholding executed by WFOE shall be deemed to be executed by the Shareholder. The Shareholder hereby acknowledges and ratifies those actions and/or documents executed by WFOE.

4.	WFOE有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知股东或获得股东的同意。

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to， or obtaining the consent from, the Shareholder.

在股东作为公司股东期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

This Power of Attorney shall be irrevocable and continuously valid from the date of execution of this Power of Attorney through the period during which the Shareholder remains a shareholder of the Company.

授权委托书

Power of Attorney

本授权委托书期间，股东特此放弃与股权有关的所有权利，并说明和确认该等权利已通过本授权委托书授予WFOE，股东不再行使该等权利。

During the term of this Power of Attorney, the Shareholder hereby waives all the rights associated with the Shareholding, and acknowledges and confirms that such rights have been authorized to WFOE through this Power of Attorney and shall not be exercised by the Shareholder.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is executed in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

[Signature Page Follows/以下为签字页]

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授权委托书

Power of Attorney

本页为授权委托书的签字页。

This Page is the signature page to Power of Attorney.

签署人：[Name]

Signatory: [Name]

/s/ [Name]

日期：2020年3月30日
Date: March 30, 2020

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授权委托书

Power of Attorney

Schedule of Material Differences

One or more person signed a power of attorney under this form. Pursuant to Instruction ii to Item 601 of Regulation S-K, the Registrant may only file this form as an exhibit with a schedule setting forth the material details in which the executed agreements differ from this form:

No.	Name	ID Card No.	Percentage
1.	Zhuoqin Huang	[*]	59.5527
2.	Weiyi Lin	[*]	10.0198
3.	Rongdi Zhang	[*]	9.0995
4.	Chunxiao Cui	[*]	6.1049
5.	Xiayu Cui	[*]	6.1049
6.	Yu Huang	[*]	2.4233
7.	Azhen Lin	[*]	0.1212
8.	Wuyang Chen	[*]	0.1212

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